UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 8, 2005

Siliconix incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-3698	94-1527868

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Laurelwood Road, Santa Clara, CA	95054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408-988-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On March 8, 2005, Siliconix incorporated issued a press release in response to Vishay Intertechnology, Inc.’s announcement of its intent to acquire all outstanding shares of Siliconix not presently owned by Vishay.  A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99	Press release dated March 8, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Siliconix incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2005

SILICONIX INCORPORATED

By:	/s/ WILLIAM M. CLANCY

Name:	William M. Clancy
Title:	Principal Accounting Officer